                                                         EXHIBIT 10(cxxxxi)


                           CONSENT AND AUTHORIZATION


                    Re:  Hamilton Beach/Proctor-Silex, Inc.



      Reference is made to the (i) Credit Agreement (as heretofore amended, the "CREDIT AGREEMENT") dated as of October 11, 1990 among Hamilton Beach/Proctor-Silex, Inc., Proctor-Silex Canada Inc., The Chase Manhattan Bank (National Association), as U.S. Agent (in such capacity, the "U.S. AGENT") and The Chase Manhattan Bank of Canada, as Canadian Agent and (ii) the Agreement dated October 11, 1990 between HB - PS Holding Company, Inc. and the U.S. Agent.

      The undersigned hereby consents to the execution and delivery by the U.S. Agent of a letter in substantially the form of Exhibit A hereto.

      This Consent and Authorization shall become effective upon execution and delivery of a counterpart hereof by the Majority Banks (as defined in the Credit Agreement). This Consent and Authorization may be executed in multiple counterparts each of which taken together shall constitute a single instrument. This Consent and Authorization shall be governed by and construed in accordance with the law of the State of New York.


Dated:   As of October 8, 1993

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
                                          THE CHASE MANHATTAN BANK
                                             (NATIONAL ASSOCIATION)



                                          By  /s/ Alex Danzberger, Jr.
                                            ---------------------------------
                                            Title: Vice President


                                          THE CHASE MANHATTAN BANK OF CANADA



                                          By  /s/ Alex Danzberger, Jr.
                                            ---------------------------------
                                            Title: Vice President


                                          THE FIRST NATIONAL BANK OF CHICAGO



                                          By  /s/ Thomas M. Fast
                                            ---------------------------------
                                            Title: Assistant Vice President


                                          THE BANK OF NOVA SCOTIA



                                          By  /s/ A. S. Norsworthy
                                            ---------------------------------
                                            Title: Assistant Agent


                                          CONTINENTAL BANK N.A.



                                          By  /s/ Peter G. Thursby
                                            ---------------------------------
                                            Title: Vice President





492190 03/26/94 17:36
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
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
                                      CAISSE NATIONALE DE CREDIT AGRICOLE



                                      By  /s/ D. Bell
                                        -----------------------------------
                                        Title: First Vice President


                                      CRESTAR BANK



                                      By
                                        -----------------------------------
                                        Title:


                                      SOCIETY NATIONAL BANK



                                      By  /s/ A. Roderick MacDonald
                                        -----------------------------------
                                        Title: Vice President


                                      NATWEST USA CREDIT CORP.



                                      By  /s/ George R. Rogers
                                        -----------------------------------
                                        Title: Vice President


                                      VAN KAMPEN MERRITT PRIME RATE
                                         INCOME TRUST



                                      By  /s/ Jeff Mallet
                                        -----------------------------------
                                        Title:





492190 03/26/94 17:36                                                 - 3 -
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
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
                                   UNITED STATES NATIONAL BANK OF
                                      OREGON



                                   By  /s/ Jeffrey W. Jones
                                     -----------------------------------
                                     Title: Vice President


                                   BANQUE WORMS



                                   By
                                     -----------------------------------
                                     Title:





492190 03/26/94 17:36                                                 - 4 -
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





                                                                       EXHIBIT A


                          HB-PS HOLDING COMPANY, INC.



                                                                October 26, 1993


To The Chase Manhattan Bank,
         (National Association), as
         U.S. agent for the banks
         and other financial institutions
         party to the Credit Agreement
         (as defined in the Holdings
         Supplemental Agreement referred
         to below)

Ladies and Gentlemen:

                 We refer to the Agreement dated October 11, 1990 (the "HOLDINGS SUPPLEMENTAL AGREEMENT") between the undersigned and you. Capitalized terms used and not defined herein shall have the meanings attributed thereto in the Holdings Supplemental Agreement.

                 We expect to receive a cash equity contribution in the amount of $2,700,000 from Precis in connection with adjustments contemplated by the provisions contained in Section 8 the Reorganization Agreement (the "AFFECTED PAYMENT"). We hereby request that to the extent that the Affected Payment constitutes a cash payment subject to the provisions of Section 3.07 of the Holdings Supplemental Agreement you waive the requirement set forth in said
Section 3.07 that we promptly contribute the Affected Payment to the Company as a cash equity contribution.

                 Your agreement to waive our obligation to contribute the Affected Payment to the Company shall not constitute a waiver, amendment or modification of our other obligations under the Holdings Supplemental Agreement, including, without limitation, any obligation to make future cash equity contributions under Section 3.07 thereof.

                 Each of the representations and warranties set forth in the Holdings Supplemental Agreement is true, complete and correct on and as of the date hereof. We are not currently in default of any of our obligations under the Holdings Supplemental Agreement. We agree to reimburse you promptly upon demand for all costs and expenses incurred by you (including, without limitation, counsel's fees) incurred in connection with this waiver request.

                 Please indicate your agreement with this waiver request by signing and returning to us the enclosed copy of this letter.


                                                            Sincerely yours,

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
                                            HB-PS HOLDING COMPANY, INC.



                                            By:_________________________
                                               Title:




Acknowledged and Agreed to:

HAMILTON BEACH/PROCTOR-SILEX, INC.



By:____________________________
   Title:


PROCTOR-SILEX CANADA INC.



By:____________________________
   Title:


PROCTOR-SILEX S.A. DE C.V.



By:____________________________
   Title:


Accepted and agreed:

THE CHASE MANHATTAN BANK
(NATIONAL ASSOCIATION), as U.S. Agent



By:____________________________
   Title:
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